December 20, 2002

                               DIAMOND HILL FUNDS

                             Diamond Hill Focus Fund
                           Diamond Hill Small Cap Fund
                           Diamond Hill Large Cap Fund
                       Diamond Hill Bank & Financial Fund

                  Supplement to Prospectus Dated April 30, 2002

Delete the information on page 6, and insert the following:

                COSTS OF INVESTING IN THE DIAMOND HILL FOCUS FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                             Class A    Class C

Maximum Front End Sales Load Imposed on Purchases             5.75%      1.00%
Maximum Contingent Deferred Sales Charge                      NONE       1.00%2
Sales Load Imposed on Reinvested Dividends                    NONE       NONE
Redemption Fee                                                NONE       NONE
Exchange Fee                                                  NONE       NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                          0.90%      0.90%
     Distribution (12b-1) Fees                                0.25%      1.00%
     Other Expenses3                                          0.47%      0.48%
                                                             ------     ------
Total Annual Fund Operating Expenses                          1.62%      2.38%
     Expense Reimbursement4                                  (0.02%)    (0.03)%
                                                             ------     ------
Net Annual Fund Operating Expenses                            1.60%      2.35%
                                                             ======     ======

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.60% for Class A shares and 2.35% for Class C shares. The Adviser may terminate this agreement after April 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS

Class A                          $  728      $1,055       $1,404       $2,385
Class C
if you sold your shares
at the end of the period         $  436      $  826       $1,343       $2,759
if you stayed in the Fund        $  336      $  826       $1,343       $2,759

Delete the information on page 10 and insert the following:

COSTS OF INVESTING IN THE DIAMOND HILL SMALL CAP FUND

     The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                             Class A    Class C

Maximum Front End Sales Load Imposed on Purchases             5.75%      1.00%
Maximum Contingent Deferred Sales Charge                      NONE       1.00%2
Sales Load Imposed on Reinvested Dividends                    NONE       NONE
Redemption Fee                                                NONE       NONE
Exchange Fee                                                  NONE       NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                          0.80%      0.80%
     Distribution (12b-1) Fees                                0.25%      1.00%
     Other Expenses 3                                         0.54%      0.54%
                                                             ------     ------
Total Annual Fund Operating Expenses                          1.59%      2.34%
     Expense Reimbursement4                                  (0.09)%    (0.09)%
                                                             ------     ------
Net Annual Fund Operating Expenses                            1.50%      2.25%
                                                             ======     ======

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total annual operating expenses to 1.50% for Class A shares and 2.25% for Class C shares. The Adviser may terminate this agreement after April 30, 2003.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS

Class A                          $  719      $1,040       $1,383       $2,341
Class C
  if you sold your shares
     at the end of the period    $  426      $  796       $1,293       $2,659
  if you stayed in the Fund      $  326      $  796       $1,293       $2,659

     Delete the section on page 13 entitled "Costs of Investing in the Large Cap Fund" and insert the following:

COSTS OF INVESTING IN THE DIAMOND HILL LARGE CAP FUND

     The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                             Class A    Class C

Maximum Front End Sales Load Imposed on Purchases             5.75%      1.00%
Maximum Contingent Deferred Sales Charge                      NONE       1.00%2
Sales Load Imposed on Reinvested Dividends                    NONE       NONE
Redemption Fee                                                NONE       NONE
Exchange Fee                                                  NONE       NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                          0.70%      0.70%
     Distribution (12b-1) Fees                                0.25%      1.00%
     Other Expenses3                                          0.62%      0.62%
                                                             ------     ------
Total Annual Fund Operating Expenses                          1.57%      2.32%
     Expense Reimbursement4                                  (0.17)%    (0.17)%
                                                             ------     ------
Net Annual Fund Operating Expenses                            1.40%      2.15%
                                                             ======     ======

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other Expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.40% for Class A shares and 2.15% for Class C shares. The Adviser may terminate this agreement after April 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                    1 YEAR           3 YEARS

Class A                             $709             $1,027
Class C
  if you sold your shares
     at the end of the period       $416             $  766
  if you stayed in the Fund         $316             $  766

Delete the information on page 18 and insert the following:

COSTS OF INVESTING IN THE DIAMOND HILL BANK & FINANCIAL FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                             Class A    Class C
                                                             -------    -------

Maximum Front End Sales Load Imposed on Purchases             5.75%      1.00%
Maximum Contingent Deferred Sales Charge                      NONE       1.00%2
Sales Load Imposed on Reinvested Dividends                    NONE       NONE
Redemption Fee                                                NONE       NONE
Exchange Fee                                                  NONE       NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                          1.00%      1.00%
     Distribution (12b-1) Fees                                0.25%      1.00%
     Other Expenses                                           0.47%      0.47%
                                                             ------     ------
Total Annual Fund Operating Expenses3                         1.72%      2.47%
     Expense Reimbursement4                                  (0.02)%    (0.02)%
                                                             ------     ------
Net Annual Fund Operating Expenses                            1.70%      2.45%
                                                             ======     ======

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.70% for Class A shares and 2.45% for Class C shares. The Adviser may terminate this agreement after June 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS

Class A                          $  738      $1,084       $1,453       $2,487
Class C
  if you sold your shares
     at the end of the period    $  446      $  856       $1,392       $2,858
  if you stayed in the fund      $  346      $  856       $1,392       $2,858

     o    CLASS C SHARES

Page 21:

Delete the full paragraph following "Class C Shares" and insert the following:

     The public offering price for Class C shares is the next determined NAV plus a sales load of 1%. Class C shares are also subject to a contingent deferred sales charge ("CDSC") (based on the lower of the shares' cost and current NAV) of 1% if redeemed within one year of the purchase date. No CDSC will be charged if you redeem your shares after one year of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of C Shares, C Shares not subject to a CDSC are redeemed first.

OPERATION OF THE FUNDS

Page 25:

Delete the first full sentence in the fifth paragraph, and replace with the following:

Roderick H. Dillon and Charles S. "Chuck" Bath, CFA, are co-portfolio managers of the Diamond Hill Focus Fund; Mr. Dillon has been responsible for the day-to-day management of the Fund's portfolio since its inception. Roderick H. Dillon and Thomas P. Schindler, co-portfolio managers of and the Diamond Hill Small Cap Fund, have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception.

                                                               December 20, 2002

                               DIAMOND HILL FUNDS

                       Diamond Hill Strategic Income Fund

                Supplement to Prospectus Dated September 30, 2002

COSTS OF INVESTING IN THE FUND

Delete the information on pages 3-4 and insert the following:

     The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment) 1  Class A    Class C     Class I
                                                              -------    -------     -------
Maximum Front End Sales Load Imposed on Purchases............. 4.75%      1.00%       NONE
Maximum Contingent Deferred Sales Charge ..................... NONE       1.00% 2     NONE
Sales Load Imposed on Reinvested Dividends.................... NONE       NONE        NONE
Redemption Fee................................................ NONE       NONE        NONE
Exchange Fee.................................................. NONE       NONE        NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                0.50%      0.50%       0.50%
Distribution (12b-1) Fees                                      0.25%      1.00%       NONE
Other Expenses 3                                               0.50%      0.50%       0.50%
                                                               -----      -----       -----
Total Annual Fund Operating Expenses                           1.25%      2.00%       1.00%
                                                               =====      =====       =====
Expense Reimbursement 4                                        0.05%      0.05%       0.05%
                                                               -----      -----       -----
Net Annual Fund Operating Expenses                             1.20%      1.95%       0.95%
                                                               =====      =====       =====

1    Processing organizations may impose transactional fees on shareholders.
2 Contingent deferred sales charge ("CDSC") is charged if your shares are sold within one year of purchase.
3 Other Expenses are estimates and consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees and expenses.
4 The Adviser has entered into a written agreement with the Trust to reimburse the Fund for its portion of fees and expenses of non-interested person trustees through June 30, 2003. In addition, the Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class I shares. The Adviser may terminate the Class A agreement after June 30, 2003 and the Class C and Class I agreements after April 30, 2003.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                    1 YEAR           3 YEARS
                                    ------           -------
Class A                             $591             $838
Class C
if you sold your shares
at the end of the period            $396             $706
if you stayed in the Fund           $296             $706
Class I                             $ 97             $303

CLASS C SHARES

Delete the first paragraph under this heading on page 11 and insert the following:

     The public offering price for Class C shares is the next determined NAV plus a sales load of 1%. Class C shares are also subject to a contingent deferred sales charge ("CDSC") (based on the lower of the shares' cost and current NAV) of 1% if redeemed within one year of the purchase date. No CDSC will be charged if you redeem your shares after one year of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of C Shares, C Shares not subject to a CDSC are redeemed first.

                                                         ^
                                                         Diamond Hill Funds
                                                         ------------------

          PROSPECTUS | April 30, 2002
                       (Revised December 20, 2002)


                                            DIAMOND HILL FOCUS FUND

                                          DIAMOND HILL SMALL CAP FUND

                                          DIAMOND HILL LARGE CAP FUND

                                      DIAMOND HILL BANK & FINANCIAL FUND


| ------------------------------------ |
| Not FDIC  |    o  MAY LOSE VALUE     |
| Insured   |    o  NO BANK GUARANTEE  |
| ------------------------------------ |

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

DIAMOND HILL FOCUS FUND ..................................................     2

     COSTS OF INVESTING IN THE FUND ......................................     5

DIAMOND HILL SMALL CAP FUND ..............................................     6

     COSTS OF INVESTING IN THE FUND ......................................     8

DIAMOND HILL LARGE CAP FUND ..............................................     9

     COSTS OF INVESTING IN THE FUND ......................................    11

DIAMOND HILL BANK & FINANCIAL FUND .......................................    12

     COSTS OF INVESTING IN THE FUND ......................................    15

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RELATED RISKS .............................................    16

PRICING YOUR SHARES ......................................................    17

HOW TO BUY SHARES ........................................................    17

HOW TO SELL SHARES .......................................................    19

HOW TO EXCHANGE SHARES ...................................................    20

DIVIDENDS AND DISTRIBUTIONS ..............................................    21

TAXES ....................................................................    21

OPERATION OF THE FUNDS ...................................................    21

                             DIAMOND HILL FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Diamond Hill Focus Fund is to provide long-term capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund pursues its objective by investing in common stocks that the Fund's adviser believes are undervalued. The Fund normally focuses its investments in a core of 20 to 30 companies, and the Fund's adviser anticipates that each of the Fund's investments will also be held in either the Diamond Hill Large Cap or Diamond Hill Small Cap portfolio.

     The Fund's adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This "bottom up" process begins with fundamental research of companies of all capitalization ranges. The objective is to find companies with solid growth prospects based on company-specific strategies or industry factors. The adviser thoroughly examines prospective companies' corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once a company is deemed to be attractive by this rigorous process, the adviser applies a proprietary valuation model as a tool for stock selection.

     Once a stock is selected, the adviser continues to monitor the company's strategies, financial performance and competitive environment. The Fund may sell a security if the Fund's adviser believes that the company's fundamentals are deteriorating or if the adviser identifies a stock that it believes offers a better investment opportunity.

     The Fund will from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the Fund's assets will as a matter of practice be invested in short sales. The total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund with the Fund's custodian may not at any time be more than 35% of the Fund's net assets; however, normally such cash or liquid securities deposited and segregated by the Fund are not expected to exceed 25% of the Fund's net assets.

     The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     All investments carry risks to some degree. The Fund's portfolio is subject to the risks associated with common stock investing, such as selecting individual companies that do not perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the adviser's intrinsic value-oriented approach may fail to produce the intended results.

     As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and could be subject to substantially more investment risk and potential for volatility than a diversified fund. The Fund's share price could fall if the Fund is heavily invested in a particular stock and the price of that stock falls.

     Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. As with any mutual fund investment, the Fund's returns may vary and you could lose money.

     The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security.

     An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

IS THIS FUND RIGHT FOR YOU?

     The Fund is designed for:

     o    long term investors seeking a fund with a value investment philosophy

     o investors willing to accept the increased risks and price fluctuations associated with a non-diversified fund

HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund's performance for its first calendar year. Sales loads are not reflected in the bar chart and, if these amounts were reflected, the return would be less than that shown. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index and those of an index with similar investment objectives. Of course, the Fund's past performance is not necessarily an indication of its future performance.

CLASS A ANNUAL TOTAL RETURN1:
(TOTAL RETURN AS OF DECEMBER 31, 2001)

[GRAPHIC OMITTED]

          Year                Annual Total Return

          2001                       6.11%

1 Figure does not reflect sales charges. If it did, the return would be lower.

During the period shown in the bar chart, the highest return for a quarter was 19.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -26.08% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                PAST ONE YEAR   SINCE INCEPTION1
                                                -------------   ----------------
Diamond Hill Focus Fund - Class A
Return Before Taxes ...........................     0.04%            1.48%
Class A Return after Taxes on Distributions ...    -0.59%            1.05%
Class A Return after Taxes on Distributions
   and Sale of Fund Shares ....................     0.02%            0.97%
Wilshire 5000 Index2 ..........................    (10.97)%         (13.82)%
Russell 3000 Index3 ...........................    (11.43)%         (12.97)%
Diamond Hill Focus Fund - Class C
  Return Before Taxes .........................      N/A            (10.50)%
Wilshire 5000 Index2 ..........................    (10.97)%         (10.85)%
Russell 3000 Index3 ...........................    (11.43)%         (11.20)%

The average annual total returns for the Fund's Class A Shares are reduced to reflect the maximum applicable sales charges for Class A Shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C shares.

1    Inception  date for Class A is June 30,  2000 and Class C is  February  13,
     2001.

2 The Wilshire 5000 Index is a market-capitalization weighted index of approximately 7,000 U.S. equity securities. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

3 The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

RESULTS OF A $10,000 INVESTMENT

DIAMOND HILL FOCUS FUND V. BENCHMARK INDEXES1

CLASS A SHARES

[GRAPHIC OMITTED]

CLASS C SHARES

[GRAPHIC OMITTED]

1 Past performance does not predict future performance. The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                COSTS OF INVESTING IN THE DIAMOND HILL FOCUS FUND
--------------------------------------------------------------------------------

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                             CLASS A   CLASS C
                                                             -------   -------

Maximum Front End Sales Load Imposed on Purchases ........     5.75%     1.00%
Maximum Contingent Deferred Sales Charge .................     NONE      1.00%2
Sales Load Imposed on Reinvested Dividends ...............     NONE      NONE
Redemption Fee ...........................................     NONE      NONE
Exchange Fee .............................................     NONE      NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees .....................................     0.90%     0.90%
     Distribution (12b-1) Fees ...........................     0.25%     1.00%
     Other Expenses3 .....................................     0.47%     0.48%
Total Annual Fund Operating Expenses .....................     1.62%     2.38%
     Expense Reimbursement4 ..............................    (0.02%)   (0.03)%
Net Annual Fund Operating Expenses .......................     1.60%     2.35%

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.60% for Class A shares and 2.35% for Class C shares. The Adviser may terminate this agreement after April 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                            ------   -------   -------  --------

Class A ................................    $  728    $1,055    $1,404    $2,385
Class C
     if you sold your shares
       at the end of the period ........    $  436    $  826    $1,343    $2,759
     if you stayed in the Fund .........    $  336    $  826    $1,343    $2,759

                           DIAMOND HILL SMALL CAP FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Diamond Hill Small Cap Fund is to provide long-term capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund pursues its objective by investing in common stocks that the Fund's adviser believes are undervalued. The Fund normally invests at least 80% of its net assets in small capitalization companies, defined as those companies with a market capitalization below $5 billion.

     The Fund's adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This "bottom up" process begins with fundamental research of companies. The objective is to find companies with solid growth prospects based on company-specific strategies or industry factors. The adviser thoroughly examines prospective companies' corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once a company is deemed to be attractive by this rigorous process, the adviser applies a proprietary valuation model as a tool for stock selection.

     Once a stock is selected, the Adviser continues to monitor the company's strategies, financial performance and competitive environment. The Fund may sell a security if the Fund's adviser believes that the company's fundamentals are deteriorating or if the adviser identifies a stock that it believes offers a better investment opportunity. If the market capitalization of a company in the Fund's portfolio grows to the point where the company is no longer a small capitalization company, the Fund may continue to hold the investment for future capital growth opportunities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     All investments carry risks to some degree. The Fund's portfolio is subject to the risks associated with common stock investing, such as selecting individual companies that do not perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the adviser's intrinsic value-oriented approach may fail to produce the intended results.

     In addition, investments in smaller companies involve greater risks than investments in larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less than certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, less frequent trading, with smaller volume than larger capitalization companies may make it difficult for the Fund to buy and sell shares. Also, the market price for smaller capitalization companies tends to rise more in response to demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     Further, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.

     Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. As with any mutual fund investment, the Fund's returns may vary and you could lose money.

     An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

IS THIS FUND RIGHT FOR YOU?

     The Fund is designed for:

     o    long term investors seeking a fund with a value investment philosophy

     o investors willing to accept the increased risks associated with investments in smaller companies

HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund's performance for its first calendar year. Sales loads are not reflected in the bar chart and, if these amounts were reflected, the return would be less than that shown. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index and those of an index with similar investment objectives. Of course, the Fund's past performance is not necessarily an indication of its future performance.

CLASS A ANNUAL TOTAL RETURN1:
(TOTAL RETURN AS OF DECEMBER 31, 2001)

[GRAPHIC OMITTED]

          Year                Annual Total Return

          2001                       25.46%

1 Figure does not reflect sales charges. If it did, the return would be lower.

During the period shown in the bar chart, the highest return for a quarter was 26.47% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.80% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                 Past One Year  Since Inception1
                                                 -------------  ----------------
Diamond Hill Small Cap Fund - Class A
  Return Before Taxes .........................      18.25%          18.10%
Class A Return after Taxes on Distributions ...      17.30%          17.16%
Class A Return after Taxes on Distributions
 and Sale of Fund Shares ......................      11.10%          14.01%
Wilshire 4500 Index2 ..........................      (9.33)%
                                                                     (9.33)%
Russell 2000 Index3 ...........................       2.63%
                                                                      2.63%
Diamond Hill Small Cap Fund - Class C
  Return Before Taxes .........................        N/A            7.26%
Wilshire 4500 Index2 ..........................      (9.33)%         (5.97)%
Russell 2000 Index3 ...........................       2.63%           0.84%

The average annual total returns for the Fund's Class A Shares are reduced to reflect the maximum applicable sales charges for Class A Shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C shares.

1 Inception date for Class A shares December 29, 2000 and Class C shares February 20, 2001.

2 The Wilshire 4500 Index is a market capitalization-weighted index of approximately 6,500 U.S. equity securities. The Wilshire 4500 Index includes all of the stocks in the Wilshire 5000 Index except for stocks included in the S&P 500 Index. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

3 The Russell 2000 Index is a market-capitalization weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

RESULTS OF A $10,000 INVESTMENT

DIAMOND HILL SMALL CAP FUND V. BENCHMARK INDEXES1

CLASS A SHARES

[GRAPHIC OMITTED]

CLASS C SHARES

[GRAPHIC OMITTED]

1 Past performance does not predict future performance. The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              COSTS OF INVESTING IN THE DIAMOND HILL SMALL CAP FUND
--------------------------------------------------------------------------------

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1
                                                              CLASS A   CLASS C
                                                              -------   -------

Maximum Front End Sales Load Imposed on Purchases ........     5.75%     1.00%
Maximum Contingent Deferred Sales Charge .................     NONE      1.00%2
Sales Load Imposed on Reinvested Dividends ...............     NONE      NONE
Redemption Fee ...........................................     NONE      NONE
Exchange Fee .............................................     NONE      NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees .....................................     0.80%     0.80%
     Distribution (12b-1) Fees ...........................     0.25%     1.00%
     Other Expenses 3 ....................................     0.54%     0.54%
Total Annual Fund Operating Expenses .....................     1.59%     2.34%
     Expense Reimbursement4 ..............................    (0.09)%   (0.09)%
Net Annual Fund Operating Expenses .......................     1.50%     2.25%

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total annual operating expenses to 1.50% for Class A shares and 2.25% for Class C shares. The Adviser may terminate this agreement after April 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                            ------   -------   -------  --------

Class A ................................    $  719    $1,040    $1,383    $2,341
Class C
  if you sold your shares
     at the end of the period ..........    $  426    $  796    $1,293    $2,659
  if you stayed in the Fund ............    $  326    $  796    $1,293    $2,659

                           DIAMOND HILL LARGE CAP FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Diamond Hill Large Cap Fund is to provide long-term capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund pursues its objective by investing in common stocks that the Fund's adviser believes are undervalued. The Fund normally invests at least 80% of its net assets in large capitalization companies, defined as those companies with a market capitalization of $5 billion or more.

     The Fund's adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This "bottom up" process begins with fundamental research of companies. The objective is to find companies with solid growth prospects based on company-specific strategies or industry factors. The adviser thoroughly examines prospective companies' corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once a company is deemed to be attractive by this rigorous process, the adviser applies a proprietary valuation model as a tool for stock selection.

     Once a stock is selected, the Adviser continues to monitor the company's strategies, financial performance and competitive environment. The Fund may sell a security if the Fund's adviser believes that the company's fundamentals are deteriorating or if the adviser identifies a stock that it believes offers a better investment opportunity. If the market capitalization of a company in the Fund's portfolio decreases to the point where the company is no longer a large capitalization company, the Fund may continue to hold the investment for future capital growth opportunities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     All investments carry risks to some degree. The Fund's portfolio is subject to the risks associated with common stock investing, such as selecting individual companies that do not perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the adviser's intrinsic value-oriented approach may fail to produce the intended results.

     Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. As with any mutual fund investment, the Fund's returns may vary and you could lose money.

     An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

IS THIS FUND RIGHT FOR YOU?

The Fund is designed for:

     o    long term investors seeking a fund with a value investment philosophy

     o    investors willing to accept price fluctuations

HOW THE FUND HAS PERFORMED

     Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time and a comparison of the Fund's performance with a broad measure of market performance. The Bar Chart that would otherwise appear in this prospectus has been omitted because the Fund was recently organized and has less than one calendar year of operations. The table shows how the Fund's period total returns compare to those of broad-based securities market indexes. Of course, the Fund's past performance is not necessarily an indication of its future performance.

PERIOD TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2001)

                                               Since Inception1
                                               ----------------

Diamond Hill Large Cap Fund - Class A
  Return Before Taxes .........................      -5.10%
Class A Return After Taxes on Distributions ...      -5.13%
Class A Return After Taxes on Distributions
  and Sale of Fund Shares .....................      -3.11%
S&P 500 Index2 ................................      -5.56%
Wilshire 5000 Index3 ..........................      -6.13%
Class C Return Before Taxes ...................      11.29%
S&P 500 Index2 ................................      13.86%
Wilshire 5000 Index3 ..........................      15.04%

The average annual total returns for the Fund's Class A Shares are reduced to reflect the maximum applicable sales charges for Class A Shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C shares.

1    Inception  date for Class A is June 30, 2001 and Class C is  September  25,
     2001.

2 The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

3 The Wilshire 5000 Index is a market-capitalization weighted index of approximately 7,000 U.S. equity securities. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

RESULTS OF A $10,000 INVESTMENT

DIAMOND HILL LARGE CAP FUND V. BENCHMARK INDEXES1

CLASS A SHARES

[GRAPHIC OMITTED]

CLASS C SHARES

[GRAPHIC OMITTED]

1 Past performance does not predict future performance. The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              COSTS OF INVESTING IN THE DIAMOND HILL LARGE CAP FUND
--------------------------------------------------------------------------------

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                              CLASS A   CLASS C
                                                              -------   -------

Maximum Front End Sales Load Imposed on Purchases ........     5.75%     1.00%
Maximum Contingent Deferred Sales Charge .................     NONE      1.00%2
Sales Load Imposed on Reinvested Dividends ...............     NONE      NONE
Redemption Fee ...........................................     NONE      NONE
Exchange Fee .............................................     NONE      NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees .....................................     0.70%     0.70%
     Distribution (12b-1) Fees ...........................     0.25%     1.00%
     Other Expenses3 .....................................     0.62%     0.62%
Total Annual Fund Operating Expenses .....................     1.57%     2.32%
     Expense Reimbursement4 ..............................    (0.17)%   (0.17)%
Net Annual Fund Operating Expenses .......................     1.40%     2.15%

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other Expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.40% for Class A shares and 2.15% for Class C shares. The Adviser may terminate this agreement after April 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                            1 YEAR   3 YEARS
                                            ------   -------

Class A ................................    $  709    $1,027
Class C
  if you sold your shares
     at the end of the period ..........    $  416    $  766
  if you stayed in the Fund ............    $  316    $  766

                       DIAMOND HILL BANK & FINANCIAL FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Diamond Hill Bank & Financial Fund is to provide long-term capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund pursues its objective by normally investing at least 80% of its net assets in equity securities of banks, lending institutions and financial services companies believed to offer superior prospects for long term growth. The Fund's adviser selects stocks of banks with low price to earnings ratios, minimal loan losses and long histories of profitability. The Fund's portfolio may be heavily weighted in companies located in certain geographic locations if the adviser believes that these investments offer superior prospects for growth. The Adviser researches banks and other equity securities on the basis of the fundamentals of return on equity, return on assets, low loan loss experience, prosperous market conditions, special niche services, consumer-oriented staff, and experienced and seasoned management. The Adviser also considers the portion of insider ownership as it believes this is one indicator of the care and concern a company's management and board of directors bring to the institution and its shareholders. The Fund may invest in banks that are not members of the Federal Reserve System or whose deposits are not insured by the Federal Deposit Insurance Corporation.

     The Fund will from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the Fund's assets will as a matter of practice be invested in short sales. The total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund with the Fund's custodian may not at any time be more than 35% of the Fund's net assets; however, normally such cash or liquid securities deposited and segregated by the Fund are not expected to exceed 25% of the Fund's net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     All investments carry risks to some degree. The Fund's portfolio is subject to the risks associated with common stock investing, such as selecting individual companies that do not perform as anticipated. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. As with any mutual fund investment, the Fund's returns may vary and you could lose money.

     Because the Fund's portfolio is concentrated in the banking industry, it is subject to risks in addition to those that apply to the general equity market. Economic, legislative or regulatory developments may occur which significantly affect the entire banking industry. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not concentrate in a particular industry. For example:

     o Extensive governmental regulation may limit both the amounts and types of loans and other financial commitments banks and other lending institutions can make, and the interest rates and fees they can charge.

     o Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change.

     o Credit losses resulting from financial difficulties of borrowers can negatively impact the industry.

     As you can see, a number of factors, in addition to general economic conditions, can adversely affect the financial performance and condition of the institutions in which the Fund invests.

     To the extent the Fund's portfolio is heavily invested in companies located in a certain geographic area, any negative changes in the economy of the area could have a negative effect on the performance of the Fund. The Fund would also be more vulnerable to legislative or regulatory developments that are unfavorable to companies in that area. As of the date of this prospectus, the Fund's portfolio was heavily invested in the California banking industry. Although the California economy is large and diverse, any negative changes in the California economy, or changes in its banking regulations, could have a negative impact on Fund performance.

     In addition, because many of the Fund's holdings are community banks and other lending institutions that are smaller capitalization companies, the Fund may be subject to the risks associated with such companies. For example, less frequent trading, with smaller volume than larger capitalization companies, may make it difficult for the Fund to buy and sell shares. Also, the market price of smaller capitalization companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security.

     An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

IS THIS FUND RIGHT FOR YOU?

The Fund is designed for:

     o    long term investors seeking a fund with long term capital appreciation

     o    investors willing to accept price fluctuations and market cycles

     o investors looking to diversify their portfolio into the banking industry

HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. The table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index and to those of an index of funds with similar investment objectives. Of course, the Fund's past performance is not necessarily an indication of its future performance.

CLASS A ANNUAL TOTAL RETURN1
(TOTAL RETURN AS OF DECEMBER 31)

1998              (9.13)%
1999              (3.71)%
2000               13.19%
2001               23.91%

1 Figures do not reflect sales charges. If they did, the returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 15.52% (quarter ended September 30, 2000) and the lowest return was (19.87)% (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS:
(AS OF DECEMBER 31, 2001)

                                                    One Year    Since Inception1
                                                    --------    ----------------

Class A Shares Return Before Taxes ............      16.80%           8.50%
Class A Return after Taxes on
  Distributions ...............................      16.80%           7.92%
Class A Return after Taxes on
  Distributions and Sale of
  Fund Shares .................................      10.23%           6.65%
S&P 500 Index2 ................................      (9.10)%          5.68%
S&P 1500 Supercomposite
  Financial Index3 ............................      (9.64)%          7.12%
NASDAQ Bank Index .............................      412.54%          7.26%
Class C Shares Return Before Taxes2 ...........      21.08%           8.94%
S&P 500 Index2 ................................      (9.10)%         (3.55)%
S&P 1500 Supercomposite
  Financial Index3 ............................      (9.64)%          2.78%
NASDAQ Bank Index4 ............................      12.54%           8.37%

The average annual total returns for the Fund's Class A Shares are reduced to reflect the maximum applicable sales charges for Class A Shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C shares.

1 Inception date for Class A Shares is August 1, 1997 and Class C shares is June 3, 1999.

2 The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Unlike mutual funds, the index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

3 The S&P 1500 Supercomposite Financial Index is a market capitalization-weighted index which is comprised of companies that represent the Financial Services Sector weighting within the S&P 500
     Supercomposite. The S&P 1500 Supercomposite is a broad-based market capitalization-weighted index of 1500 U.S. companies that is comprised of the S&P 400, S&P 500 and S&P 600 Indexes. One cannot invest directly in an index. The S&P 1500 Supercomposite Financial Index is a newly selected index that will replace the S&P 500 Index for purposes of the foregoing performance comparisons. The addition of this broad-based securities market index is appropriate because it is more consistent than the S & P 500 Index with the investment objective, strategies and policies of the Fund. The S&P 1500 Supercomposite Financial Index is more consistent with the investment objective, strategies and policies of the Fund because it is comprised only of financial service companies, including banks, and it is comprised of companies with a broader diversity of market capitalizations than those of the S&P 500 Index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

4 The NASDAQ Bank Index is a broad-based capitalization-weighted index of domestic and foreign common stocks of banks that are traded on the NASDAQ National Market System (Nasdaq/NMS) as well as the Small Cap Market. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

RESULTS OF A $10,000 INVESTMENT

DIAMOND HILL BANK & FINANCIAL FUND V. BENCHMARK INDEXES1

CLASS A SHARES

[GRAPHIC OMITTED]

CLASS C SHARES

[GRAPHIC OMITTED]

1 Past performance does not predict future performance. The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

          COSTS OF INVESTING IN THE DIAMOND HILL BANK & FINANCIAL FUND
--------------------------------------------------------------------------------

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)1

                                                              CLASS A   CLASS C
                                                              -------   -------

Maximum Front End Sales Load Imposed on Purchases ........     5.75%     1.00%
Maximum Contingent Deferred Sales Charge .................     NONE      1.00%2
Sales Load Imposed on Reinvested Dividends ...............     NONE      NONE
Redemption Fee ...........................................     NONE      NONE
Exchange Fee .............................................     NONE      NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees .....................................     1.00%     1.00%
     Distribution (12b-1) Fees ...........................     0.25%     1.00%
     Other Expenses ......................................     0.47%     0.47%
Total Annual Fund Operating Expenses3 ....................     1.72%     2.47%
     Expense Reimbursement4 ..............................    (0.02)%   (0.02)%
Net Annual Fund Operating Expenses .......................     1.70%     2.45%

1    Processing organizations may impose transactional fees on shareholders.

2 This sales charge applies if you redeem your shares within 1 year of purchase.

3 Other expenses consist of an administrative services fee in the amount of 0.45% paid to the Adviser and trustees' fees.

4 The Adviser has made an irrevocable agreement to waive its fees and/or reimburse certain of the Fund's expenses (exclusive of extraordinary items) to limit the Fund's total operating expenses to 1.70% for Class A shares and 2.45% for Class C shares. The Adviser may terminate this agreement after June 30, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                            ------   -------   -------  --------

Class A ................................    $  738    $1,084    $1,453    $2,487
Class C
  if you sold your shares
     at the end of the period ..........    $  446    $  856    $1,392    $2,858
  if you stayed in the fund ............    $  346    $  856    $1,392    $2,858

                     ADDITIONAL INFORMATION ABOUT INVESTMENT
                          STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

o    GENERAL

     Up to 15% of a Fund's portfolio may consist of illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.

     The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in a Fund having an investment objective different from the objective that the shareholders considered appropriate at the time of investment in the Fund.

o SHORT SALES (APPLIES TO DIAMOND HILL FOCUS FUND AND DIAMOND HILL BANK & FINANCIAL FUND ONLY)

     The Diamond Hill Focus Fund and the Diamond Hill Bank & Financial Fund may engage in short sales. When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

     At any time that the Fund has an open short sale position, the Fund is required to segregate with its custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale - the Fund's possible losses may exceed the total amount of deposits. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 35% of the value of the Fund's net assets.

     The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

     Short  selling  also may produce  higher than  normal  portfolio  turnover.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

o    NON-DIVERSIFICATION (APPLIES TO DIAMOND HILL FOCUS FUND ONLY)

     The Diamond Hill Focus Fund is a non-diversified fund. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "non-diversified" fund has the ability to take a larger position in a smaller number of issuers than a "diversified" fund. This gives the Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's Adviser. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

o SMALL-CAP RISK (DIAMOND HILL FOCUS FUND, DIAMOND HILL SMALL CAP FUND AND DIAMOND HILL BANK & FINANCIAL FUND ONLY)

     Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established companies because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than markets for larger or more established companies, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

o    TEMPORARY STRATEGIES

     From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective. If a Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.

PRICING YOUR SHARES

     When you buy and sell shares of a Fund, the price of the shares is based on the Fund's net asset value per share (NAV) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. A separate NAV is calculated for each class of a Fund. The NAV for a class is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received), allocable to such class, minus liabilities (including accrued expenses) allocable to such class, by the total number of that class' shares outstanding. Each Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market (but before the Fund calculates its NAV) that materially affects the values, assets may be valued at their fair value in accordance with procedures adopted by the Board of Trustees. This means that a Fund may value its foreign holdings at prices other than their last closing prices, and a Fund's NAV will reflect this. Requests to buy and sell shares are processed at the NAV next calculated after we receive your order in the form described below.

                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

INITIAL PURCHASE

     The minimum initial investment in each Fund is $2,500 ($1,000 for shareholders participating in the continuing automatic transfer program). There is no minimum for qualified retirement accounts and medical savings accounts.

     You may open an account and make an initial investment in a Fund through broker-dealers who have a sales agreement with Diamond Hill Securities, Inc., the Funds' distributor. These broker-dealers may charge transaction fees on the purchase and/or sale of a Fund's shares that are in addition to or different from those charged by the Fund. You should read your broker-dealer's materials carefully with respect to any such transaction fees that it may charge. You may also make a direct initial investment by following these steps:

     o complete and sign the investment application form which accompanies this Prospectus;

     o    write a check made payable to the Fund in which you are investing;

     o    mail the application and check to:

         (Fund Name)
         c/o Integrated Fund Services, Inc.
         221 East Fourth Street, Suite 300
         Cincinnati, OH  45202

CAT PROGRAM

     When making your initial investment in a Fund, you may choose to participate in the Fund's continuing automatic transfer ("CAT") program by completing the separate CAT Investment Application Form. The CAT Program offers reduced investment minimums and helps investors make additional purchases of a Fund over a period of years. Purchase amounts are automatically debited each month from your bank account through ACH (automated clearing house).

SALES LOADS

     Shares of a Fund are purchased at the public offering price (their NAV plus any applicable sales load).

     o    CLASS A SHARES

     The public offering price for Class A shares is the next determined NAV plus a sales load as shown in the following table.

================================================================================
                                       Sales Load as % of:
                                       Public          Net    Dealer Reallowance
                                      Offering       Amount     as % of Public
Amount of Investment                   Price        Invested    Offering Price
================================================================================
Less than $50,000                      5.75%          6.10%         5.25%
$50,000 but less than $100,000         5.25%          5.54%         5.00%
$100,000 but less than $250,000        4.75%          4.99%         4.25%
$250,000 but less than $500,000        3.00%          3.09%         2.50%
$500,000 but less than $1,000,000      1.00%          1.01%         0.75%
$1,000,000 or more                     None           None          None
================================================================================

     o    CLASS C SHARES

     The public offering price for Class C shares is the next determined NAV plus a sales load of 1%. Class C shares are also subject to a contingent deferred sales charge ("CDSC") (based on the lower of the shares' cost and current NAV) of 1% if redeemed within one year of the purchase date. No CDSC will be charged if you redeem your shares after one year of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of C Shares, C Shares not subject to a CDSC are redeemed first.

     The CDSC will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

DISTRIBUTION PLANS

     Each class of each Fund has adopted a plan under Rule 12b-1 that allows the class to pay distribution fees for the sale and distribution of its shares. The Distribution Plans for Class C shares also allow the class to pay for services provided to shareholders. Class A shares pay annual 12b-1 expenses of 0.25% and Class C shares pay annual 12b-1 expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee). Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADDITIONAL PURCHASES

     The minimum additional purchase in a Fund is $500 ($100 for CAT purchases). You may buy additional shares at any time through your securities dealer, or you may buy additional shares directly from the applicable Fund, by mail or wire. Mail your request, with the following information, to the address above:

     o    the name of your account;
     o    your account number; and
     o    a check made payable to the Fund in which you are investing.

     To purchase shares of a Fund by wire, call the Transfer Agent at (888) 226-5595 for instructions. A Fund will accept wire orders only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in writing money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

TAX SHELTERED RETIREMENT PLANS

     Since the Funds are oriented to longer term investments, the Funds may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.

     Call us at 888-226-5595 to open an IRA or SEP plan or obtain more specific information regarding these retirement plan options. Custodial fees for an IRA will be paid by redemption of Fund shares from the IRA unless you pay these fees directly to the IRA custodian.

OTHER PURCHASE INFORMATION

     We reserve the right to limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder of a Fund, we can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

     Sales charges will be waived for the following:

     o Trustees, directors, officers and employees of the Trust, the adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities.

     o Broker-dealers with selling agreements with the distributor and employee benefit plans established by same .

     o Clients of the Funds' adviser and shareholders of Diamond Hill Investment Group, Inc.

     o Employer-sponsored retirement plans, including pension, profit-sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

     o Processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in a Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with a Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

     You may sell all or part of your investment in a Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell. You may receive proceeds of your sale in a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. A broker may charge a transaction fee to sell shares. Presently, there is no charge for wire sales, but we may charge for this service in the future. Any charges for wire sales will be deducted from your Fund by redemption of shares.

     BY MAIL - To sell any part of your account in a Fund by mail, send a written request, with the following information, to the address above:

     o    the Fund name;

     o    your account number;

     o    the name(s) on your account;

     o    your address;

     o    the dollar amount or number of shares you wish to redeem; and

     o the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered

     o If the shares to be redeemed have a value of $25,000 or more your signature(s) must be guaranteed by any of the eligible guarantor institutions outlined below, or if the name(s) or the address on your account has been changed within 30 days of your redemption request, you must request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     An eligible guarantor institution is an institution that is a member of a Medallion Program, located in or having a correspondent in New York City. Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Signature guarantees are for your protection. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling us at (888) 226-5595. The Funds, the Transfer Agent and the Custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine.

     We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to telephone requests. If you are unable to reach us by telephone, you may request a sale by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a sale please call us at (888) 226-5595. We cannot accept, and will return, requests specifying a certain date or share price. We will normally mail you the proceeds on or before the fifth business day following your sale. However, we will not mail any proceeds unless your investment check has cleared the bank, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, we reserve the right to require you to redeem all of your shares in a Fund on 30 days' written notice if the value of your shares is less than $2,500 due to sales, or such other minimum amount as we may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period.

                             HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

     You may exchange any or all of your shares in a Fund for shares in the following participating funds:

     o    the Diamond Hill Focus Fund,

     o    the Diamond Hill Bank & Financial Fund,

     o    the Diamond Hill Small Cap Fund, or

     o    the Diamond Hill Large Cap Fund.

     EXCHANGES OF CLASS A SHARES: You may exchange, without charge, any and all of your Class A shares in any participating fund for Class A shares in any other participating fund.

     EXCHANGES OF CLASS C SHARES: You may exchange, without charge, any and all of your Class C shares in any participating fund for Class C shares in any other participating fund.

     You may request the exchange by telephoning (888) 226-5595 or writing the Transfer Agent at 221 East Fourth Street, Suite 300, Cincinnati, OH 45202. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of a Fund. It is your responsibility to obtain and read a prospectus of the exchanging fund before you make an exchange.

     o If you exchange shares into or out of a Fund, the exchange is made at the net asset value per share of each Fund next determined after the exchange request is received,

     o If you exchange only a portion of your Class C shares of a Fund, shares not subject to a CDSC are exchanged first.

     In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.

     Exchanges will be accepted only if the registration of the two accounts is identical. The Funds, the Transfer Agent and the Custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.

                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The  Adviser  primarily  seeks  opportunities  for  capital   appreciation.
Accordingly, each Fund expects that its distributions will consist primarily of capital gains.

     Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders every December. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. Dividends paid by a Fund may be eligible in part for the dividends received deduction for corporations. If you sell your entire account, you will be paid all dividends accrued to the time of sale, including the day of sale. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES
--------------------------------------------------------------------------------

     In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Each Fund expects that its distributions will primarily consist of capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. Any exchange will represent the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

     Early each year, we will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The Adviser will attempt to minimize capital gain distributions made by the Diamond Hill Focus Fund to its shareholders by:

     o offsetting capital gains with capital losses, when the Adviser: (1) is comfortable with the price received by the Fund on the sale of the securities sold at capital loss, (2) believes the Fund can be out of the security sold at a capital loss for 30 days thereby avoiding the wash sale restrictions on the loss and (3) believes the security sold at a capital loss is sufficiently liquid to enable the Fund to repurchase the position at a reasonable price;

     o delaying the recognition of capital gains, when appropriate from an investment standpoint, until the holding period of the security to be sold is sufficient to result in a long-term capital gain; and

     o using the specific identification method (rather than average cost or first-in, first-out) to determine which shares of stock of a company the Fund sells to minimize the Fund's capital gains by choosing to sell those shares with the highest tax basis.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your Fund investment.

                             OPERATION OF THE FUNDS
--------------------------------------------------------------------------------

     Diamond Hill Capital Management, Inc. ("DHCM"), formerly known as Heartland Advisory Group, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215, manages the investments of the Diamond Hill Focus Fund, Diamond Hill Small Cap Fund and Diamond Hill Large Cap Fund. DHCM has been an investment adviser to individuals, pension and profit sharing plans, trusts, corporations and other institutions since June 2, 1988. DHCM has the ability to offer investment management services that span across all domestic economic sectors and industries in the equity market.

     Diamond Hill Securities, Inc. ("DHS"), formerly known as Bank Stock Financial Services, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215, manages the investments of the Diamond Hill Bank & Financial Fund. DHS has been an investment adviser to individuals, pension and profit sharing plans, trusts, corporations and other institutions since February 20, 1998.

     Pursuant to investment advisory contracts between DHCM and DHS (each an "Adviser" and collectively, the "Advisers") and the respective Funds that they manage, the Advisers, subject to the supervision of the Board of Trustees and in conformity with the stated objective and policies of the Funds, manage both the investment operations of the respective Funds that they manage and the composition of such Funds' portfolios, including the purchase, retention, disposition and loan of securities. In connection therewith, the Advisers are obligated to keep certain books and records of the Funds that they manage. The Advisers also administer the corporate affairs of the Funds that they manage, and in connection therewith, furnish such Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by U.S. Bank, N.A., the Funds' custodian, and Mutual Funds Service Co., the Funds' transfer and disbursing agent. The management services of the Advisers are not exclusive under the terms of the investment advisory contracts and the Advisers are free to, and do, render management services to others.

     The Diamond Hill Focus Fund, Diamond Hill Small Cap Fund, Diamond Hill Large Cap Fund and Diamond Hill Bank & Financial Fund are authorized to pay the Adviser that manages them a fee equal to 0.90%, 0.80%, 0.70% and 1.00%, respectively, of their average daily net assets. DHCM has the ability to offer investment management services that span across all domestic economic sectors and industries in the equity market. As of December 31, 2001, the DHCM and DHS managed accounts in excess of $51.7 million and $13.5 million, respectively.

     Roderick H. Dillon and Charles S. "Chuck" Bath, CFA, are co-portfolio managers of the Diamond Hill Focus Fund; Mr. Dillon has been responsible for the day-to-day management of the Fund's portfolio since its inception. Roderick H. Dillon and Thomas P. Schindler, co-portfolio managers of and the Diamond Hill Small Cap Fund, have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. Charles S. "Chuck" Bath, CFA, has served since September 23, 2002, as the portfolio manager primarily responsible for the day-to-day management of the Diamond Hill Large Cap Fund portfolio. Mr. Bingaman has served since December 6, 2001, as the portfolio manager primarily responsible for the day-to-day management of Diamond Hill Bank & Financial Fund's portfolio.

     Mr. Dillon has a Masters degree in Business Administration from the University of Dayton, and a B.S. degree and Master of Arts degree from The Ohio State University. From 1997 to 2000, Mr. Dillon served as the Managing Partner of Loomis Sayles & Co., an investment advisory firm. From 1993 to 1997, Mr. Dillon served as the President and Chief Investment Officer of Dillon Capital Management, an investment advisory firm.

     Mr. Schindler has a Bachelor of Science degree in Finance from The Ohio State University. From 1999 to 2000, Mr. Schindler served as a Portfolio Manager for Loomis Sayles & Co., an investment advisory firm. From 1997 to 1999, Mr. Schindler served as an analyst for Nationwide Insurance. From 1996 to 1997, Mr. Schindler served as an analyst for Dillon Capital Management, an investment advisory firm. Prior to 1996, Mr. Schindler was attending The Ohio State University where he graduated summa cum laude.

     Mr. Bingaman has a Bachelor of Arts degree in Finance (Cum Laude) from Hillsdale College and a Masters degree in Business Administration from the University of Notre Dame. Mr. Bingaman has been an Investment Analyst with the Advisers since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

     Mr.  Bath has a  Bachelor  of  Science  degree  in  Accounting  from  Miami
University and a Master's of Business Administration from The Ohio State University. Mr. Bath is the Managing Director - Equities for Diamond Hill Investment Group, Inc. Mr. Bath was a senior portfolio manager for Gartmore Global Investments, a global investment firm affiliated with Nationwide Insurance, from 1985 to September 2002, where he managed the Gartmore Total Return Fund. At the time of his departure from Gartmore, Mr. Bath was also managing three other funds; the four Gartmore funds he managed had combined total net assets of approximately $3.3 billion. Mr. Bath was first employed by Nationwide Insurance as an investment professional in 1982.

     The Advisers (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers, and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. DHCM has an arrangement with DHS, a full service NASD Broker-Dealer and Registered Investment Adviser, whereby DHCM pays 50% of its management fee to DHS on monies invested in the Funds by DHS brokerage and advisory clients.

INVESTMENT ADVISER TO                      TRANSFER AGENT AND SUB-ADMINISTRATOR
THE DIAMOND HILL FOCUS FUND,               (ALL REDEMPTION REQUESTS)
DIAMOND HILL SMALL CAP FUND,               Integrated Fund Services, Inc.
AND DIAMOND HILL LARGE CAP FUND            221 East Fourth Street, Suite 300
Diamond Hill Capital Management, Inc.      Cincinnati, Ohio  45202
375 North Front Street, Suite 300
Columbus, Ohio 43215


INVESTMENT ADVISER TO THE                  AUDITORS
DIAMOND HILL BANK & FINANCIAL FUND         Crowe, Chizek and Company LLP
Diamond Hill Securities, Inc.              One Columbus
375 North Front Street, Suite 300          10 West Broad Street
Columbus, Ohio 43215                       Columbus, Ohio 43215

CUSTODIAN                                  DISTRIBUTOR
U.S. Bank, N.A.                            Diamond Hill Securities, Inc
425 Walnut Street, ML 6118                 375 North Front Street, Suite 300
Cincinnati, Ohio 45202                     Columbus, Ohio  43215

LEGAL COUNSEL
Baker & Hostetler LLP
Capital Square
65 East State Street, Suite 2100
Columbus, Ohio 43215

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years (or, if shorter, the period of the funds' operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information for all periods and years ended on or before February 28, 2001 has been audited by independent auditors, and for the ten-month period ended December 31, 2001 has been audited by Crowe, Chizek and Company, LLP, independent auditors, whose report, along with the funds' audited financial statements, are included in the annual report, which is available upon request.

DIAMOND HILL FOCUS FUND                         Class A         Class C         Class A         Class C
----------------------------------------       ----------      ----------      ----------      ----------
                                                                                              February 13,
                                                                             June 30, 2002        2001
                                                                             (commencement   (commencement
                                               Ten Months      Ten Months   of operations*)  of operations*)
                                                  Ended           Ended         through         through
                                               December 31,    December 31,   February 28,    February 28,
                                                  2001            2001            2001            2001
                                               ----------      ----------      ----------      ----------
NET ASSET VALUE - BEGINNING OF PERIOD          $    11.44      $    11.44      $    10.00      $    11.80
                                               ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        (0.04)          (0.07)             --              --
Net realized and unrealized gain (loss)             (0.56)          (0.60)           1.44           (0.36)
                                               ----------      ----------      ----------      ----------
Total from Investment Operations                    (0.60)          (0.67)           1.44           (0.36)
                                               ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS
From net realized gains                             (0.17)          (0.17)             --              --
Total Distributions                                 (0.17)          (0.17)             --              --
                                               ----------      ----------      ----------      ----------
NET ASSET VALUE - END OF PERIOD                $    10.67      $    10.60      $    11.44      $    11.44
                                               ==========      ==========      ==========      ==========

TOTAL RETURN (EXCLUDES SALES AND REDEMPTION
CHARGES AND ASSUMES REINVESTMENT OF
DISTRIBUTIONS)(1)                                   (5.20%)         (5.81%)         14.43%          (3.05%)

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)              $   10,988      $    2,198      $   10,352      $      349
Ratio of expenses to average net assets(2)           1.67%           2.38%           1.75%           2.50%
Ratio of net investment income (loss) to
average net assets(2)                               (0.46%)         (1.15%)         (0.05%)          1.57%
Ratio of expenses to average net assets
before reimbursement of fees(2)                      1.69%           2.41%           1.85%           4.10%
Portfolio turnover rate(1)                          66.27%          66.27%          48.99%          48.99%

1    Not annualized.
2    Annualized.
* The fund did not open for investors until August 3, 2000. Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.

DIAMOND HILL SMALL CAP FUND                     Class A         Class C         Class A         Class C
------------------------------------------      -------         -------         -------         -------
                                                                              December 29,    February 20,
                                                                                  2001            2001
                                                                             (commencement   (commencement
                                               Ten Months      Ten Months   of operations*)  of operations*)
                                                  Ended           Ended         through         through
                                               December 31,    December 31,   February 28,    February 28,
                                                  2001            2001            2001            2001
                                               ----------      ----------      ----------      ----------
NET ASSET VALUE - BEGINNING OF PERIOD          $    11.26      $    11.26      $    10.00      $    11.39
                                               ----------      ----------      ----------      ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        (0.03)          (0.05)           0.02              --
Net realized and unrealized gain (loss)              1.31            1.24            1.24           (0.13)
                                               ----------      ----------      ----------      ----------
Total from Investment Operations                     1.28            1.19            1.26           (0.13)
                                               ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS
From net investment income                          (0.01)             --              --              --
From net realized gains                             (0.24)          (0.24)             --              --
Total Distributions                                 (0.25)          (0.24)             --              --
                                               ----------      ----------      ----------      ----------

NET ASSET VALUE - END OF PERIOD                $    12.29      $    12.21      $    11.26      $    11.26
                                               ==========      ==========      ==========      ==========

TOTAL RETURN (EXCLUDES SALES AND REDEMPTION
CHARGES AND ASSUMES REINVESTMENT OF
DISTRIBUTIONS)(1)                                   11.42%          10.66%          12.60%         -1.14%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)              $    5,315      $    1,284      $    1,657      $       20
Ratio of expenses to average net assets(2)           1.58%           2.26%           1.75%           2.50%
Ratio of net investment income (loss) to
average net assets(2)                               (0.35%)         (1.15%)          2.71%           0.80%
Ratio of expenses to average net assets
before reimbursement of fees(2)                      1.67%           2.35%           2.94%           3.97%
Portfolio turnover rate(1)                          42.73%          42.73%           3.31%           3.31%

1    Not annualized.
2    Annualized.
* The fund did not open for investors until February 7, 2001. Highlights for the period from December 29, 2000, to February 6, 2001, relate only to the initial shareholder.

DIAMOND HILL LARGE CAP FUND                        Class A            Class C
-------------------------------------------        --------           --------
                                                June 29, 2001*     September 25,
                                                   through         2001* through
                                                 December 31,       December 31,
                                                     2001               2001
                                                   --------           --------

NET ASSET VALUE - BEGINNING OF PERIOD              $  10.00           $   8.87
                                                   --------           --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.01              (0.01)
Net realized and unrealized gain (loss)                0.06               1.20
                                                   --------           --------
Total from Investment Operations                       0.07               1.19
                                                   --------           --------

LESS DISTRIBUTIONS
From net investment income                            (0.01)                --
Total Distributions                                   (0.01)                --
                                                   --------           --------
NET ASSET VALUE - END OF PERIOD                    $  10.06           $  10.06
                                                   ========           ========

TOTAL RETURN (EXCLUDES SALES AND REDEMPTION
CHARGES AND ASSUMES REINVESTMENT OF
DISTRIBUTIONS)(1)                                      0.69%             13.42%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)                  $  2,782           $    262
Ratio of expenses to average net assets(2)             1.40%              2.15%
Ratio of net investment income (loss) to
average net assets(2)                                  0.38%             (0.41%)
Ratio of expenses to average net assets
before reimbursement of fees(2)                        1.57%              2.32%
Portfolio turnover rate(1)                            19.12%             19.12%

(1)  Not annualized for periods of less than one full year.
(2)  Annualized for periods of less than one full year.
*    Commencement of operations.

DIAMOND HILL & FINANCIAL FUND            Class A    Class C    Class A    Class C    Class A    Class C    Class A    Class A
----------------------------------       -------    -------    -------    -------    -------    -------    -------    -------
                                                                                                For the              For the
                                                                                                period                period
                                                                                                June 3,              August 1,
                                                                                                  1999                  1997
                                                                                             (commencement         (commencement
                                                               For the    For the    For the       of      For the       of
                                        Ten Months Ten Months    Year       Year       Year   operations)    Year   operations)
                                          Ended      Ended      Ended      Ended      Ended     through     Ended     through
                                         December   December   February   February   February   February   February   February
                                         31, 2001   31, 2001   28, 2001   28, 2001   29, 2000   29, 2000   28, 1999   28, 1998
                                          ------     ------     ------     ------     ------     ------     ------     ------
NET ASSET VALUE - BEGINNING OF PERIOD     $11.85     $11.72     $ 9.40     $ 9.34     $10.72     $11.23     $12.75     $10.00
                                          ------     ------     ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  --      (0.11)     (0.02)     (0.07)     (0.06)     (0.05)     (0.15)     (0.07)
Net realized and unrealized gain (loss)     2.40       2.44       2.47       2.45      (1.19)     (1.77)     (1.22)      2.82
Total from Investment Operations            2.40       2.33       2.45       2.38      (1.25)     (1.82)     (1.37)      2.75
                                          ------     ------     ------     ------     ------     ------     ------     ------

LESS DISTRIBUTIONS
From net realized gains                       --         --         --         --      (0.07)     (0.07)     (0.66)        --
Total Distributions                           --         --         --         --      (0.07)     (0.07)     (0.66)        --
                                          ------     ------     ------     ------     ------     ------     ------     ------
NET ASSET VALUE - END OF PERIOD           $14.25     $14.05     $11.85     $11.72     $ 9.40     $ 9.34     $10.72     $12.75
                                          ======     ======     ======     ======     ======     ======     ======     ======

TOTAL RETURN (EXCLUDES SALES AND
REDEMPTION CHARGES AND ASSUMES
REINVESTMENT OF DISTRIBUTIONS)(1)          20.25%     19.88%     26.06%     25.48%    (11.75%)   (16.29%)   (10.79%)    27.50%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)         $13,214    $  127     $11,772    $  129     $9,411     $   71     $15,716    $13,702
Ratio of expenses to average net
assets(2)                                   1.72%      2.47%      1.81%      2.56%      2.17%      2.74%      2.50%      2.50%
Ratio of net investment income (loss)
to average net assets(2)                   (0.03%)    (0.77%)    (0.25%)    (0.97%)    (0.40%)    (0.82%)    (1.27%)    (1.07%)
Ratio of expenses to average net assets
before reimbursement of fees(2)             1.74%      2.49%      1.88%      2.63%      2.26%      2.84%      2.50%      2.50%
Portfolio turnover rate(1)                 52.37%     52.37%    142.26%    142.26%    119.13%    119.13%     54.07%     26.65%

(1)  Not annualized.
(2)  Annualized.

                            NOTICE OF PRIVACY POLICY
--------------------------------------------------------------------------------

     In order to enhance our ability to provide you with the best service possible, the Diamond Hill Funds (referred to as "we" or "us") collects, uses and shares certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information. We make reference to our "affiliates" in this policy. Affiliates are companies related to us by common control, including Diamond Hill Capital Management, Inc., Diamond Hill Investment Group, Inc. and Diamond Hill Securities, Inc.

SAFEGUARDING PRIVACY

     The Diamond Hill Funds maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

     We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

     o Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information.

     o    Information  about your  transactions  and experiences with us and our
          affiliates  (e.g.  your  account  balance,   transaction  history  and
          investment selections); and

     o Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

     WE MAY DISCLOSE ALL NON-PUBLIC PERSONAL INFORMATION WE COLLECT, AS DESCRIBED ABOVE, TO COMPANIES (INCLUDING AFFILIATES) THAT PERFORM SERVICES ON OUR BEHALF, INCLUDING THOSE THAT ASSIST US IN RESPONDING TO INQUIRIES, PROCESSING TRANSACTIONS, PREPARING AND MAILING ACCOUNT STATEMENTS AND OTHER FORMS OF SHAREHOLDER SERVICES PROVIDED THEY USE THE INFORMATION SOLELY FOR THESE PURPOSES AND THEY ENTER INTO A CONFIDENTIALITY AGREEMENT REGARDING THE INFORMATION.

INFORMATION WE SHARE WITH AFFILIATES

     OUR AFFILIATES ARE FINANCIAL SERVICE PROVIDERS THAT OFFER INVESTMENT ADVISORY, BROKERAGE AND OTHER FINANCIAL SERVICES. IN ADDITION TO THE INFORMATION WE SHARE WITH AFFILIATES THAT PROVIDE SERVICES TO US, WE MAY SHARE INFORMATION AMONG OUR AFFILIATES TO BETTER ASSIST YOU IN ACHIEVING YOUR FINANCIAL GOALS.

PRIVACY PROMISE FOR CUSTOMERS

     We  will  safeguard,   according  to  federal  standards  of  security  and
confidentiality, any non-public personal information our customers share with us.

     We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers that includes advising our customers about our products and services and to administer our business.

     We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

     We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

     We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing non-public personal information the first time we do business and every year that you are a customer of The Diamond Hill Funds or anytime we make a material change to our privacy policy.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                         ^
                                                         Diamond Hill Funds
                                                         ------------------


                                              375 North Front Street Suite 300
                                                     Columbus. OH 43215
                                                        614.255.3333
                                                    www.diamond-hill.com

                                                    INVESTMENT ADVISERS:
                                           Diamond Hill Capital Management, Inc.
                                               Diamond Hill Securities, Inc.

                                                        DISTRIBUTOR:
                                               Diamond Hill Securities, Inc.

                                              FOR ADDITIONAL INFORMATION CALL:
                                               Integrated Fund Services, Inc.
                                                       (888) 226-5595

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. The Funds' annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Call the Funds at 888-226-5595 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about a Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about a Fund on the EDGAR Database on the SEC's Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-8061